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Scudder Variable Series II


Scudder Total Return Portfolio


Supplement to the currently effective prospectus


The following information replaces similar disclosure in "The Portfolio's Main Investment Strategy" section.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor's current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a relative value strategy. The advisor looks to overweight foreign securities that offer incremental value over US Treasuries and underweight foreign securities expected to underperform US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead weights market exposure according to the results of its relative value analysis. The advisor sells securities or exchanges currencies when security price objectives have been revised downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.







               Please Retain This Supplement for Future Reference





September 30, 2005